UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 25, 2002


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of February 1, 2002 providing for the issuance of GSR Mortgage Loan Trust 2002-1 Mortgage Pass-Through Certificates, Series 2002-1)

                         GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-688120-03                 13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's GSR Mortgage Loan Trust 2002-1 Mortgage Pass-through Certificates, Series 2002-1 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of February 1, 2002 among GS Mortgage Securities Corporation, as depositor, and JPMorgan Chase Bank, as Trustee.

     On November 25, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 25, 2002 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2002-1
Mortgage Pass-Through Certificates, Series 2002-1
----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein






Date: November 26, 2002        By: /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 25, 2002



                                  Exhibit 99.1

             Monthly Certificateholder Statement on  November 25, 2002


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

                                            GSR MORTGAGE LOAN TRUST 2002-1
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    November 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1         74,707,000.00    52,741,040.47    2,747,721.49     258,463.94   3,006,185.43      0.00        0.00       49,993,318.98
A2A       141,000,000.00    41,087,879.33   30,205,129.40     112,512.31  30,317,641.71      0.00        0.00       10,882,749.93
A2B        65,700,000.00    65,700,000.00            0.00     281,469.75     281,469.75      0.00        0.00       65,700,000.00
A2C        83,683,000.00    83,683,000.00            0.00     413,742.70     413,742.70      0.00        0.00       83,683,000.00
A3         80,312,000.00    65,753,782.06    3,282,813.57     324,636.87   3,607,450.44      0.00        0.00       62,470,968.49
B1          6,231,000.00     6,180,921.75        6,482.27      30,754.93      37,237.20      0.00        0.00        6,174,439.48
B2          4,154,000.00     4,120,614.50        4,321.52      20,503.29      24,824.81      0.00        0.00        4,116,292.98
B3          1,846,000.00     1,831,163.80        1,920.44       9,111.47      11,031.91      0.00        0.00        1,829,243.36
B4          1,385,000.00     1,373,868.81        1,440.85       6,836.07       8,276.92      0.00        0.00        1,372,427.96
B5            692,000.00       686,438.43          719.91       3,415.57       4,135.48      0.00        0.00          685,718.52
B6          1,847,051.00     1,832,206.38        1,921.54       9,116.66      11,038.20      0.00        0.00        1,830,284.84
R1                100.00             0.00            0.00           0.00           0.00      0.00        0.00                0.00
R2                100.00             0.00            0.00           0.00           0.00      0.00        0.00                0.00
R3                100.00             0.00            0.00           0.00           0.00      0.00        0.00                0.00
TOTALS    461,557,351.00   324,990,915.53   36,252,470.99   1,470,563.56  37,723,034.55      0.00        0.00      288,738,444.54

X2        290,383,000.00   190,470,879.33            0.00     145,734.17     145,734.17         0.00        0.00   160,265,749.93
X3         80,312,000.00    65,753,782.06            0.00           0.00           0.00         0.00        0.00    62,470,968.49
----------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1      36229RAU3      705.97186970  36.77997363    3.45970177      40.23967540      669.19189607         A1       5.880747 %
A2A     36229RAV1      291.40339950 214.22077589    0.79795965     215.01873553       77.18262362         A2A      3.286000 %
A2B     36229RAW9    1,000.00000000   0.00000000    4.28416667       4.28416667    1,000.00000000         A2B      5.141000 %
A2C     36229RAX7    1,000.00000000   0.00000000    4.94416668       4.94416668    1,000.00000000         A2C      5.933000 %
A3      36229RAY5      818.72923175  40.87575418    4.04219631      44.91795049      777.85347756         A3       5.924591 %
B1      36229RBB4      991.96304766   1.04032579    4.93579361       5.97611940      990.92272187         B1       5.970940 %
B2      36229RBC2      991.96304766   1.04032740    4.93579442       5.97612181      990.92272027         B2       5.970940 %
B3      36229RBD0      991.96305525   1.04032503    4.93579090       5.97611593      990.92273023         B3       5.970940 %
B4      36229RAR0      991.96303971   1.04032491    4.93579061       5.97611552      990.92271480         B4       5.970940 %
B5      36229RAS8      991.96304913   1.04033237    4.93579480       5.97612717      990.92271676         B5       5.970940 %
B6      36229RAT6      991.96306978   1.04032861    4.93579224       5.97612085      990.92274117         B6       5.970940 %
R1      36229RBE8        0.00000000   0.00000000    0.00000000       0.00000000        0.00000000         R1       6.006959 %
R2      36229RBF5        0.00000000   0.00000000    0.00000000       0.00000000        0.00000000         R2       6.006959 %
R3      36229RBG3        0.00000000   0.00000000    0.00000000       0.00000000        0.00000000         R3       6.006959 %
TOTALS                 704.11816609  78.54380590    3.18609065      81.72989655      625.57436018

X2      36229RAZ2      655.92985585   0.00000000    0.50186881       0.50186881      551.91161304         X2       0.918151 %
X3      36229RBA6      818.72923175   0.00000000    0.00000000       0.00000000      777.85347756         X3       0.000000 %
------------------------------------------------------------------------------------------------------    -------------------------

    * Please Note X2 and X3 are Notional Balances

If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------

Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                             52,677,549.11
                                        Pool 2 Mortgage Loans                                            170,702,931.23
                                        Pool 3 Mortgage Loans                                             65,357,964.77
Sec. 4.01(c)    Available Distribution                                                                    37,868,768.72
                                        Principal Distribution Amount                                        340,808.87
                                        Principal Prepayment Amount                                       35,911,662.11

Sec. 4.01(e)    Principal Prepayments
                                        Class A1
                                                              Payoffs in Full                              2,684,906.57
                                                              Partial Principal Prepayments                    3,683.16
                                                              Liquidation Proceeds                                 0.00
                                                              Condemnation Proceeds                                0.00
                                                              Insurance Proceeds                                   0.00
                                                              Repurchased Principal                                0.00
                                        Class A2a
                                                              Payoffs in Full                             29,961,020.97
                                                              Partial Principal Prepayments                   46,694.72
                                                              Liquidation Proceeds                                 0.00
                                                              Condemnation Proceeds                                0.00
                                                              Insurance Proceeds                                   0.00
                                                              Repurchased Principal                                0.00
                                        Class A2b
                                                              Payoffs in Full                                      0.00
                                                              Partial Principal Prepayments                        0.00
                                                              Liquidation Proceeds                                 0.00
                                                              Condemnation Proceeds                                0.00
                                                              Insurance Proceeds                                   0.00
                                                              Repurchased Principal                                0.00
                                        Class A2c
                                                              Payoffs in Full                                      0.00
                                                              Partial Principal Prepayments                        0.00
                                                              Liquidation Proceeds                                 0.00
                                                              Condemnation Proceeds                                0.00
                                                              Insurance Proceeds                                   0.00
                                                              Repurchased Principal                                0.00
                                        Class A3
                                                              Payoffs in Full                              3,196,881.79
                                                              Partial Principal Prepayments                   18,474.90
                                                              Liquidation Proceeds                                 0.00
                                                              Condemnation Proceeds                                0.00
                                                              Insurance Proceeds                                   0.00
                                                              Repurchased Principal                                0.00
                                        Class B1
                                                              Payoffs in Full                                      0.00
                                                              Partial Principal Prepayments                        0.00
                                                              Liquidation Proceeds                                 0.00
                                                              Condemnation Proceeds                                0.00
                                                              Insurance Proceeds                                   0.00
                                                              Repurchased Principal                                0.00
                                        Class B2
                                                              Payoffs in Full                                      0.00
                                                              Partial Principal Prepayments                        0.00
                                                              Liquidation Proceeds                                 0.00
                                                              Condemnation Proceeds                                0.00
                                                              Insurance Proceeds                                   0.00
                                                              Repurchased Principal                                0.00
                                        Class B3
                                                              Payoffs in Full                                      0.00
                                                              Partial Principal Prepayments                        0.00
                                                              Liquidation Proceeds                                 0.00
                                                              Condemnation Proceeds                                0.00
                                                              Insurance Proceeds                                   0.00
                                                              Repurchased Principal                                0.00
                                        Class B4
                                                              Payoffs in Full                                      0.00
                                                              Partial Principal Prepayments                        0.00
                                                              Liquidation Proceeds                                 0.00
                                                              Condemnation Proceeds                                0.00
                                                              Insurance Proceeds                                   0.00
                                                              Repurchased Principal                                0.00
                                        Class B5
                                                              Payoffs in Full                                      0.00
                                                              Partial Principal Prepayments                        0.00
                                                              Liquidation Proceeds                                 0.00
                                                              Condemnation Proceeds                                0.00
                                                              Insurance Proceeds                                   0.00
                                                              Repurchased Principal                                0.00
                                        Class B6
                                                              Payoffs in Full                                      0.00
                                                              Partial Principal Prepayments                        0.00
                                                              Liquidation Proceeds                                 0.00
                                                              Condemnation Proceeds                                0.00
                                                              Insurance Proceeds                                   0.00
                                                              Repurchased Principal                                0.00

Sec. 4.01(f)    Interest Payment
                                        Class A1
                                                              Accrued and Paid for Current Month             258,463.94
                                                              Accrued and Paid from Prior Months                   0.00
                                        Class A2a
                                                              Accrued and Paid for Current Month             112,512.31
                                                              Accrued and Paid from Prior Months                   0.00
                                        Class A2b
                                                              Accrued and Paid for Current Month             281,469.75
                                                              Accrued and Paid from Prior Months                   0.00
                                        Class A2c
                                                              Accrued and Paid for Current Month             413,742.70
                                                              Accrued and Paid from Prior Months                   0.00
                                        Class A3
                                                              Accrued and Paid for Current Month             324,636.87
                                                              Accrued and Paid from Prior Months                   0.00
                                        Class X2
                                                              Accrued and Paid for Current Month             145,734.17
                                                              Accrued and Paid from Prior Months                   0.00
                                        Class X3
                                                              Accrued and Paid for Current Month                   0.00
                                                              Accrued and Paid from Prior Months                   0.00
                                        Class B1
                                                              Accrued and Paid for Current Month              30,754.93
                                                              Accrued and Paid from Prior Months                   0.00
                                        Class B2
                                                              Accrued and Paid for Current Month              20,503.29
                                                              Accrued and Paid from Prior Months                   0.00
                                        Class B3
                                                              Accrued and Paid for Current Month               9,111.47
                                                              Accrued and Paid from Prior Months                   0.00
                                        Class B4
                                                              Accrued and Paid for Current Month               6,836.07
                                                              Accrued and Paid from Prior Months                   0.00
                                        Class B5
                                                              Accrued and Paid for Current Month               3,415.57
                                                              Accrued and Paid from Prior Months                   0.00
                                        Class B6
                                                              Accrued and Paid for Current Month               9,116.66
                                                              Accrued and Paid from Prior Months                   0.00


Sec. 4.01(g)    Trust Fees
                                        Servicer Fees Paid                                                    83,286.13
                                                              ABN AMRO Mortgage Group                         29,429.39
                                                              Bank One                                        35,650.45
                                                              Country Wide Home Loans                            766.60
                                                              Bank of America                                 17,439.69
                                        Trustee Fee Paid                                                       2,031.19

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                    0.00
                                        Current Period Reimbursed Advances                                         0.00
                                        Aggregate Unreimbursed Advances                                            0.00

Sec. 4.01(i)    Administrator Advances
                                        Current Period Advances                                                    0.00
                                        Current Period Reimbursed Advances                                         0.00
                                        Aggregate Unreimbursed Advances                                            0.00


Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                        594
                                        Balance of Outstanding Mortgage Loans                            288,738,445.11

Sec. 4.01(l)                            Number and Balance of Delinquent Loans
                                         Group Totals
                                                                                   Principal
                                         Period                Number                Balance              Percentage
                                        30-59 days                      2               774,728.02                  0.27 %
                                        60-89 days                      2               853,115.53                  0.30 %
                                        90+days                         0                     0.00                  0.00 %
                                         Total                          4             1,627,843.55                  0.57 %


Sec. 4.01(l)                            Number and Balance of REO Loans
                                        Group Totals
                                                              Principal
                                         Number               Balance                Percentage
                                                   0                    0.00                  0.00 %

Sec. 4.01(l)                            Number and Balance of Loans in Bankruptcy


                                        Group Totals
                                                              Principal
                                         Number               Balance                Percentage
                                                   0                    0.00                  0.00 %


Sec. 4.01(m)                            Number and Balance of Loans in Foreclosure
                                        Group Totals
                                                              Principal
                                         Number               Balance                Percentage
                                                   0                    0.00                  0.00 %


Sec. 4.01(o)                            Aggregate Principal Payment
                                                              Scheduled Principal                                      340,808.87
                                                              Payoffs                                               35,842,809.33
                                                              Prepayments                                               68,852.78
                                                              Liquidation Proceeds                                           0.00
                                                              Condemnation Proceeds                                          0.00
                                                              Insurance Proceeds                                             0.00
                                                              Realized Losses                                                0.00

                                                              Realized Losses Group 1                                        0.00
                                                              Realized Losses Group 2                                        0.00
                                                              Realized Losses Group 3                                        0.00
                                                              Realized Gains                                                 0.00

Sec. 4.01(p)                            Aggregate Amount of Mortgage Loans Repurchased                                       0.00

Sec. 4.01(q)                            Aggregate Amount of Shortfall Allocated for Current Period
                                                              Class A1                                                       0.00
                                                              Class A2a                                                      0.00
                                                              Class A2b                                                      0.00
                                                              Class A2c                                                      0.00
                                                              Class A3                                                       0.00
                                                              Class X2                                                       0.00
                                                              Class X3                                                       0.00
                                                              Class B1                                                       0.00
                                                              Class B2                                                       0.00
                                                              Class B3                                                       0.00
                                                              Class B4                                                       0.00
                                                              Class B5                                                       0.00
                                                              Class B6                                                       0.00

Sec. 4.01(s) Group I
                                        Senior Percentage                                                             95.150000 %
                                        Senior Prepayment Percentage                                                 100.000000 %
                                        Subordinate Percentage                                                         4.850000 %
                                        Subordinate Prepayment Percentage                                              0.000000 %

Sec. 4.01(s) Group II
                                        Senior Percentage                                                             94.800000 %
                                        Senior Prepayment Percentage                                                 100.000000 %
                                        Subordinate Percentage                                                         5.200000 %
                                        Subordinate Prepayment Percentage                                              0.000000 %

Sec. 4.01(s) Group III
                                        Senior Percentage                                                             95.790000 %
                                        Senior Prepayment Percentage                                                 100.000000 %
                                        Subordinate Percentage                                                         4.210000 %
                                        Subordinate Prepayment Percentage                                              0.000000 %
Aggregate
                                        Scheduled Principal                                                            340,808.87
                                        Unscheduled Principal                                                       35,911,662.11
                                        Beginning Balance                                                          324,990,916.09
                                        Ending Balance                                                             288,738,445.11
                                        Net Wac                                                                           5.96804
                                        Weighted Averge Maturity                                                        346.00000
Groups
                                        Net Wac Group 1                                                                   5.88075
                                        Net Wac Group 2                                                                   6.00696
                                        Net Wac Group 3                                                                   5.92459

                                        Wam Group 1                                                                        342.00
                                        Wam Group 2                                                                        347.00
                                        Wam Group 3                                                                        348.00

                                        Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

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